                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[x]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                    meVC Draper Fisher Jurvetson Fund I, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Millenco, L.P.
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.
[ ]      $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
                  1) Title of each class of securities to which transaction applies:
                              ..................................................
                  2) Aggregate number of securities to which transaction applies:

                  ..............................................................
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  ..............................................................
                  4)  Proposed maximum aggregate value of transaction:

                  ..............................................................
                  5)  Total fee paid:

                  ..............................................................

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

                  1) Amount Previously Paid:

                                            ............................

                  2) Form, Schedule or Registration Statement No.:

                                                                  ..............
                  3) Filing Party:
                                  ......................................

                  4) Date Filed:

                                ........................................

The material in this filing represents additional material which was added to the website www.mevcshareholders.com through February 25, 2003. The list of documents on the website is revised to reflect the addition of this document to the website.

                              MEVCSHAREHOLDERS.COM
              A WEBSITE FOR SHAREHOLDERS OF MVC CAPITAL (NYSE: MVC)
                        SPONSORED BY MILLENNIUM PARTNERS


ABOUT THIS SITE

Since MVC Capital's inception in early 2000, the Fund's Board has delivered sub-par performance and continuously demonstrated contempt for shareholders. Millennium Partners, the largest stockholder of MVC, has been fighting to help shareholders take back control -- and maximize the value -- of the long mismanaged and under-performing Fund. Please visit these pages often to learn more about the latest news and what you can do as a shareholder to protect your investment and enact change at MVC.


LATEST NEWS

On February 25, Millennium Partners announced that Michael Tokarz, Chief Executive Officer of Tokarz Cadigan Partners LLC and a former General Partner of Kohlberg Kravis Roberts, agreed to serve as investment advisor to MVC Capital, if Millenco LP and its affiliates are elected at the MVC shareholder meeting on February 28.

See Press Release.
    -------------

On January 31, Millennium Partners announced that it had proposed a slate of seven nominees to replace the existing MVC Capital Board and outlined its proposal for enhancing the value of the Fund for all MVC shareholders:

See Press release
    -------------
See Proxy Statement Cover Letter
    ----------------------------
See Proxy Statement
    ---------------

See Presentation to Shareholders
    ----------------------------

ABOUT MILLENNIUM PARTNERS

Millennium Partners, L.P. is a $3 billion multi-strategy private investment fund managed out of New York City. Millennium has been a significant owner in MVC Capital since 2000, with over one million shares, and has spent the past two years committed to effecting change at MVC and returning value to the Fund's shareholders.




home | press releases | shareholder letters | media coverage | sec filings | how to vote | court order | contact us
---------------------------------------------------------------------------
                Citigate Sard Verbinnen
                -----------------------

                            MILLENNIUM PARTNERS, L.P.

        666 FIFTH AVENUE                          TELEPHONE 212.841.4100
   NEW YORK, NY  10103-0899                         TELEFAX 212.841.4141



     CONTACT
     Media                                     Investors
     -----                                     ---------
     Paul Caminiti/Kim Levy/Keil Decker        Robert Knapp
     Citigate Sard Verbinnen                   Millennium Partners
     (212) 687-8080                            (212) 841-4100


              MILLENNIUM PARTNERS COMMENTS ON WINNING COURT RULING

                 DECISION IS A VICTORY FOR ALL MVC SHAREHOLDERS

             -------------------------------------------------------

         NEW YORK, NY -- FEBRUARY 24, 2003 -- Millennium Partners, LP ("Millennium") today issued the following statement regarding Senior United States District Judge Leonard B. Sand's ruling for Millennium in MVC Capital's (NYSE: MVC, "the Fund") lawsuit against Millennium, its affiliates and others. The lawsuit asserted numerous claims in attempt to prevent Millennium and its affiliates from voting all or some of their shares or soliciting proxies from other shareholders. After a trial last week, the Court ruled against MVC on every single claim.

         Mr. Robert Knapp, Managing Director of Millennium, said, "Today's court decision is a victory for all MVC shareholders, as it brings Mr. Grillos and his management team's transparent effort to disenfranchise shareholders to a halt. This lawsuit was a shameful waste of MVC shareholders' funds and judicial resources. By mounting and losing this PR stunt at shareholder's expense, CEO John Grillos and his team have, in our view, undermined any vestige of remaining credibility with shareholders."

         Knapp continued, "Millennium is highly confident of its chances of success at the upcoming shareholder vote on February 28. We strongly encourage MVC shareholders to take this opportunity to change leadership at this long mismanaged Fund and vote FOR the Millenco slate of Directors by signing, dating and returning the GREEN proxy card immediately."

         Millennium's affiliate, Millenco LP, has proposed a slate of seven nominees to replace the existing MVC Board at the annual meeting to be held on February 28, 2003. On December 19, the Delaware Chancery Court overturned the election of three of the Fund's directors, including that of

MVC's Chief Executive Officer John Grillos, on the grounds of proxy deception and breach of fiduciary duties and ordered MVC to hold new elections.

         For more information, including Millenco's proxy statement and other solicitation materials, shareholders can visit www.mevcshareholders.com. Millennium also welcomes comments and suggestions from MVC shareholders at mevcshareholders@yahoo.com
                                      # # #


To the extent that the foregoing release may be considered a "solicitation," as defined by SEC regulations, such solicitation is being made by Millenco. L.P., a Delaware limited partnership, which is a broker-dealer and member of the American Stock Exchange. The general partner of Millenco is Millennium Management, LLC, a Delaware limited liability company. The sole manager of Millennium Management, LLC is Israel A. Englander. The principal office of Millenco, Millennium and Mr. Englander is 666 Fifth Avenue, New York, New York 10103.

For a description of the direct or indirect interests of Millenco and its affiliates in the Fund, we refer you to Millenco's filings on Schedule 13D which can be obtained from the SEC's website, www.sec.gov.

Millenco, L.P. has filed its definitive proxy statement with the Securities and Exchange Commission, and it will file additional solicitation material with the SEC in the future. SHAREHOLDERS SHOULD READ SUCH PROXY STATEMENT AND OTHER SOLICITATION MATERIAL CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. ANY AND ALL PROXY STATEMENTS AND OTHER MATERIAL FILED IN CONNECTION WITH THE SHAREHOLDERS MEETING WILL BE AVAILABLE, FOR FREE, AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE WWW.SEC.GOV AND AT WWW.MEVCSHAREHOLDERS.COM. IN ADDITION, MILLENCO WILL MAKE AVAILABLE WITHOUT CHARGE, VIA EMAIL, ANY PROXY STATEMENT OR OTHER SOLICITATION MATERIAL IT MIGHT ISSUE, TO SHAREHOLDERS WHO REQUEST IT BY CONTACTING US AT: MEVCSHAREHOLDERS@YAHOO.COM.

The statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. In particular, statements in this press release that state the intentions, beliefs, expectations, strategies, predictions of Millennium or its nominees for directors with respect to the Fund and its operations, or any other statements relating to the Fund's future activities or other future events or conditions are "forward-looking statements." Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors, as well as general economic conditions, which are difficult to predict and any one or more of which could cause actual results to differ materially from those stated in such statements. Any forward-looking statements speak only as of the date on which the material is released, and Millennium does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of such information is released.

                            MILLENNIUM PARTNERS, L.P.


        666 FIFTH AVENUE                          TELEPHONE 212.841.4100
   NEW YORK, NY  10103-0899                        TELEFAX 212.841.4141

     CONTACT
     Media                                      Investors
     -----                                      ---------
     Paul Caminiti/Kim Levy/Keil Decker         Robert Knapp
     Citigate Sard Verbinnen                    Millennium Partners
     (212) 687-8080                             (212) 841-4100
     Klevy@sardverb.com                         Rknapp@mlp.com



                        MILLENCO ANNOUNCES MICHAEL TOKARZ

                  AGREES TO SERVE AS INVESTMENT ADVISOR OF MVC



 FORMER KKR GENERAL PARTNER WILLING TO ACCEPT POST IF MILLENCO'S SLATE PREVAILS

                       AT FEBRUARY 28 SHAREHOLDER MEETING

              -----------------------------------------------------

         NEW YORK, NY - FEBRUARY 25, 2003 -- Millennium Partners today announced that Michael Tokarz, Chief Executive Officer of Tokarz Cadigan Partners LLC and a former General Partner of Kohlberg Kravis Roberts & Co., has agreed to serve as investment advisor to MVC Capital (NYSE: MVC, the "Fund"), if Millenco LP and its affiliates' nominees are elected at the MVC shareholder meeting on February 28, 2003.

         Mr. Tokarz is a founder of Tokarz Cadigan Partners LLC ("TCP"), a private investment firm focused on middle market companies. Prior to founding TCP, Mr. Tokarz was a General Partner with Kohlberg Kravis Roberts & Co., ("KKR"), one of the world's oldest and most experienced private equity firms. During his 17-year tenure at KKR, he worked on numerous innovative transactions, investing $4 billion in equity and arranging over $25 billion in financings for various KKR companies, including a number of the firm's highly successful transactions.

         In addition to Mr. Tokarz, the principals of Tokarz Cadigan
Partners LLC include Pericles Navab and David Luttway. Mr. Navab is a founder and President of TCP and has over 10 years experience in private equity, mezzanine and merchant banking. Prior to founding TCP, Mr. Navab was a Principal at

Arena Capital Partners and GarMark Partners. Mr. Luttway helps oversee the development, analysis, structure, financing and negotiation of TCP's transactions. Prior to joining TCP Mr. Luttway was a Vice President at Schroder & Co., providing financing and advisory services to private equity funds.

         "We are delighted that Michael Tokarz and his team are willing to work with MVC," said Robert Knapp, a Managing Director at Millennium Partners. "The principals of TCP are well-respected professionals with over 40 years of combined investment experience and an extraordinary track record of success through a variety of economic cycles and capital market conditions. Collectively, they have achieved exceptional returns on invested capital during their careers, and possess expertise ranging from leveraged buyouts to mezzanine lending and venture capital."

         Knapp continued, "The MVC shareholder vote now represents a concrete choice between the opportunity to obtain the services of a world-class management team with an exceptional record, and the retention of an incumbent management team with abysmal performance. Once Millenco's nominees are elected, Millenco will ask them to approve an advisory agreement with TCP for submission to MVC shareholders for approval. This news reflects the commitment of Millenco and its affiliates both to eliminating MVC's discount and maximizing the value of the Fund's existing portfolio."

         For more information, including Millenco's proxy statement, and other solicitation materials, shareholders can visit www.mevcshareholders.com. Millennium also welcomes comments and suggestions from MVC shareholders at mevcshareholders@yahoo.com
                                      # # #


To the extent that the foregoing release may be considered a "solicitation," as defined by SEC regulations, such solicitation is being made by Millenco. L.P., a Delaware limited partnership, which is a broker-dealer and member of the American Stock Exchange. The general partner of Millenco is Millennium Management, LLC, a Delaware limited liability company. The sole manager of Millennium Management, LLC is Israel A. Englander. The principal office of Millenco, Millennium and Mr. Englander is 666 Fifth Avenue, New York, New York 10103.

For a description of the direct or indirect interests of Millenco and its affiliates in the Fund, we refer you to Millenco's filings on Schedule 13D which can be obtained from the SEC's website, www.sec.gov.

Millenco, L.P. has filed its definitive proxy statement with the Securities and Exchange Commission, and it will file additional solicitation material with the SEC in the future. SHAREHOLDERS SHOULD READ SUCH PROXY STATEMENT AND OTHER SOLICITATION MATERIAL CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. ANY AND ALL PROXY STATEMENTS AND OTHER MATERIAL FILED IN CONNECTION WITH THE SHAREHOLDERS MEETING WILL BE AVAILABLE, FOR FREE, AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE WWW.SEC.GOV AND AT WWW.MEVCSHAREHOLDERS.COM. IN ADDITION, MILLENCO WILL MAKE AVAILABLE WITHOUT CHARGE, VIA EMAIL, ANY PROXY STATEMENT OR OTHER SOLICITATION MATERIAL IT MIGHT ISSUE, TO SHAREHOLDERS WHO REQUEST IT BY CONTACTING US AT: MEVCSHAREHOLDERS@YAHOO.COM.

The statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. In particular, statements in this press release that state the intentions, beliefs, expectations, strategies, predictions of Millennium or its nominees for directors with respect to the Fund and its operations, or any other statements relating to the Fund's future activities or other future events or conditions are "forward-looking statements." Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors, as well as general economic conditions, which are difficult to predict and any one or more of which could cause actual results to differ materially from those stated in such statements. Any forward-looking statements speak only as of the date on which the material is released, and Millennium does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of such information is released.